                                                                    Exhibit 99.7

--------------------------------------------------------------------------------
                                               Monthly Operating Report

  ------------------------------------
  CASE NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS
  ------------------------------------

  ------------------------------------
  CASE NUMBER: 400-42147-BJH-11                02/13/95, RWD, 2/96
  ------------------------------------

  ------------------------------------
  JUDGE: Barbara J. Houser
  ------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                     Chief Financial Officer
  -----------------------------------------       ----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

  Drew Keith                                         8/20/01
  -----------------------------------------       ----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                     DATE

  PREPARER:

  /s/ Jessica L. Wilson                              Chief Accounting Officer
  -----------------------------------------       ----------------------------
  ORIGINAL SIGNATURE OF PREPARER                        TITLE

  Jessica L. Wilson                                  8/20/01
  -----------------------------------------       ----------------------------
  PRINTED NAME OF PREPARER                              DATE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  Monthly Operating Report

        ------------------------------------
        CASE NAME: Longhorn Solutions, Inc.             ACCRUAL BASIS-1
        ------------------------------------

        ------------------------------------
        CASE NUMBER: 400-42147-BJH-11             02/13/95, RWD, 2/96
        ------------------------------------

        ---------------------------

        COMPARATIVE BALANCE SHEET
        ------------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE                MONTH            MONTH              MONTH
                                                                              --------------------------------------------------
        ASSETS                                                AMOUNT               July 2001
        ------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                             $    3,646            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                     $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                    $    3,646            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                     $   76,002            $    3,601               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                           $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                    $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                    $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                           $  375,137            $  755,288               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                          $  454,785            $  758,889               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                   $  120,412            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                     $  120,412            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                   $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                    $2,892,844            $2,723,098               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                 $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                  $3,468,041            $3,481,987               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        POSTPETITION  LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                    $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                            ($164)              $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                       $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                   $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                        $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                 $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                              ($164)              $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                        $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                    $73,455            $        0               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                                   $68,502            $   62,673               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                                 $1,225,717               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES                   $141,957            $1,288,390               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                               $141,957            $1,288,226               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                          $2,194,261               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                         ($500)              $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                          $0            $2,193,761               $0              $0
        ------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                                  $141,957            $3,481,987               $0              $0
        ------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-2
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------
        INCOME STATEMENT
        ------------------------------------------------------------------------------------------------------------------------
                                                              MONTH                 MONTH             MONTH            QUARTER
                                                         -----------------------------------------------------------
        REVENUES                                            July 2001                                                   TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                  $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                       $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                     $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                        $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                    $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                 $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                        $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                    $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                  $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                             $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                        $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                    $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                             $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                        $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)               $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                        $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                    $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                             $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                     $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                               $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                               $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                             $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                   $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                      $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                               $ 0                   $ 0               $ 0               $ 0
        ------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-3
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                     MONTH              MONTH             MONTH            QUARTER
                                                           ------------------------------------------------------
        DISBURSEMENTS                                       July 2001                                                TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                       $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -----------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                      $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -----------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                     $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                    $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                        $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -----------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                  $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                  $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                    $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                  $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                            $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -----------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                     $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                              $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                   $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                       $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                       $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                       $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                          $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                   $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                           $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                        $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                     $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                   $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                               $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                               $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                   $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                   $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                             $ 0                $ 0               $ 0               $ 0
        -----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -----------------------------------
        CASE NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-4
        -----------------------------------

        -----------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        -----------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE              MONTH           MONTH           MONTH
                                                                                   ------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                   AMOUNT             July 2001
        ---------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                       $    0              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                      $    0              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                      $    0              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                        $5,182              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                                  $0              $5,182              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                            $1,581              $0              $0
        --------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                                  $0              $3,601              $0              $0
        --------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH:      July 2001
                                                                                                  --------------------------------

        --------------------------------------------------------------------------------------------------------------------------
                                                   0-30              31-60            61-90            91+
        TAXES PAYABLE                              DAYS              DAYS             DAYS            DAYS              TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                 $  0               $0              $  0              $0              $  0
        --------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                  ($164)              $0              $  0              $0             ($164)
        --------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                   $  0               $0              $  0              $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                     $  0               $0              $  0              $0                $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                    ($164)              $0              $  0              $0             ($164)
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                        $250               $0              $  0              $0              $250
        --------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                       MONTH:        July 2001
                                                                                                  --------------------------------
        --------------------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING            AMOUNT                          ENDING
                                                                     TAX            WITHHELD AND/       AMOUNT          TAX
        FEDERAL                                                   LIABILITY*         0R ACCRUED          PAID         LIABILITY
        --------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                       $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                     $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                     $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                        $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                              $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                 $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                 $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        --------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                         $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                              ($164)                $0               $0           ($164)
        --------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                              $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                        $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                       $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                   $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                 $  0                 $0               $0            $  0
        --------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                ($164)                $0               $0           ($164)
        --------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                        ($164)                $0               $0           ($164)
        --------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -----------------------------------
        CASE NAME: Longhorn Solutions, Inc.      ACCRUAL BASIS-5
        -----------------------------------

        -----------------------------------
        CASE NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
        -----------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                        MONTH:     July 2001
                                                                                               ------------------------------------
        --------------------------------------------------
        BANK RECONCILIATIONS
                                                                Account #1                Account #2          Account #3
        -------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                         Bank One                  Mid-Cities
        ------------------------------------------------------------------------------------------------------------------
        B.           ACCOUNT NUMBER:                             1586267807                  4235800                        TOTAL
        ------------------------------------------------------------------------------------------------------------------
        C.           PURPOSE (TYPE):                       Operating-Closed 11/00    Operating - Closed 5/00
        -------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                            $0                         $0                           $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0                         $0                           $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                          $0                         $0                           $0
        ------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                               $0                         $0                           $0
        ------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                           $0                         $0               $0          $0
        ------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN              account closed            account closed
        ------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------
        INVESTMENT ACCOUNTS

        ------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF                TYPE OF             PURCHASE      CURRENT
        BANK, ACCOUNT NAME & NUMBER                            PURCHASE             INSTRUMENT              PRICE        VALUE
        ------------------------------------------------------------------------------------------------------------------------
        7.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        8.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        ------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        ------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                           $0                $0
        ------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------
        CASH

        --------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                              $0
        ------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                     $0
        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report


       ---------------------------------------
       CASE NAME: Longhorn Solutions, Inc.       ACCRUAL BASIS-6
       ---------------------------------------

       ---------------------------------------
       CASE NUMBER: 400-42147-BJH-11                02/13/95, RWD, 2/96
       ---------------------------------------

                                                    MONTH: July 2001
                                                    -------------------------
       ---------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ---------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------------------------------
                                                   INSIDERS
       -------------------------------------------------------------------------------------------------
                                              TYPE OF                 AMOUNT            TOTAL PAID
                     NAME                     PAYMENT                  PAID               TO DATE
       -------------------------------------------------------------------------------------------------
       1.   Mary Phillips             Salary                                     $0             $68,750
       -------------------------------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                          $0             $68,750
       -------------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------------------------
                                           DATE OF COURT                                                              TOTAL
                                         ORDER AUTHORIZING        AMOUNT           AMOUNT          TOTAL PAID       INCURRED
                          NAME                PAYMENT            APPROVED           PAID             TO DATE       & UNPAID *
       ----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       ----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                           $0               $0                $0              $0
       ----------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       ------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       ------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED             AMOUNTS
                                                                     MONTHLY               PAID          TOTAL
                                                                     PAYMENTS             DURING         UNPAID
                          NAME OF CREDITOR                             DUE                 MONTH       POSTPETITION
       --------------------------------------------------------------------------------------------------------------
       1.   N/A
       --------------------------------------------------------------------------------------------------------------
       2.   N/A
       --------------------------------------------------------------------------------------------------------------
       3.   N/A
       --------------------------------------------------------------------------------------------------------------
       4.   N/A
       --------------------------------------------------------------------------------------------------------------
       5.   N/A
       --------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                      $0                  $0                  $0
       --------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        ------------------------------------
        CASE NAME: Longhorn Solutions, Inc.      ACCRUAL BASIS-7
        ------------------------------------

        ------------------------------------
        CASE NUMBER: 400-42147-BJH-11                 02/13/95, RWD, 2/96
        ------------------------------------

                                                 MONTH: July 2001
                                                       -------------------------

        --------------------------------------------------
        QUESTIONNAIRE

        --------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                        YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                        X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                  X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                                            X
        ----------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                X
        ----------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                   X
        ----------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                            X
        ----------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                  X
        ----------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                                 X
        ----------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                           X
        ----------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                             X
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        --------------------------------------------------
        INSURANCE
        ------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES             NO
        ------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                       X
        ------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                         X
        ------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                                      PAYMENT AMOUNT
                     POLICY                            CARRIER                      PERIOD COVERED              & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------------
        Property Insurance               CAN Transcontinental Ins. Co      9/12/00-9/11/01                $ 1,723.00       Annual
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

================================================================================

   -------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                FOOTNOTES SUPPLEMENT
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                          ACCRUAL BASIS
   -------------------------------------------

                                       MONTH:               July 2001
                                              ----------------------------------

    -----------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER       LINE NUMBER                         FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
              6                                      All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------------
                                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------------
                                                       Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
              7                                      All other insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------------
                                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------------
                                                       400-42141.
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
              General                                Operations of this entity ceased October 12, 2000. Costs incurred
    -----------------------------------------------------------------------------------------------------------------------
                                                       are final closing relating items.
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                                      July 2001

8.    OTHER (ATTACH LIST)                                      $                          755,288  Reported
                                                               ----------------------------------
           Intercompany Receivables                                                       715,623
           Deferred Taxes                                                                  36,717
           Security Deposit                                                                 2,948
                                                               ----------------------------------
                                                                                          755,288  Detail
                                                               ----------------------------------
                                                                                                -  Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                               $                        2,723,098  Reported
                                                               ----------------------------------
           Software knowledge                                                           3,397,988
           Accum Amortization                                                            (674,890)
                                                               ----------------------------------
                                                                                        2,723,098  Detail
                                                               ----------------------------------
                                                                                                -  Difference

27.   OTHER (ATTACH LIST)                                      $                        1,225,717  Reported
                                                               ----------------------------------
           Accrued income taxes                                                           (71,204)
           Deferred income tax expense                                                  1,296,921
                                                               ----------------------------------
                                                                                        1,225,717  Detail
                                                               ----------------------------------
                                                                                                -  Difference